                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 1, 2002


Commission         Registrant, State of Incorporation        I.R.S. Employer
File Number        Address and Telephone Number              Identification No.

333-42427          J. CREW GROUP, INC.                       22-2894486
---------                                                    ----------

                   (Incorporated in New York)
                   770 Broadway
                   New York, New York 10003
                   Telephone: (212) 209-2500

333-42423          J. CREW OPERATING CORP.                   22-3540930
---------                                                    ----------

                   (Incorporated in Delaware)
                   770 Broadway
                   New York, New York
                   Telephone: (212) 209-2500

Item 5. Other Events.

On May 1, 2002, J. Crew Group, Inc. (the "Company") issued a press release announcing that Mark Sarvary has left his positions as Chief Executive Officer of the Company and its wholly-owned subsidiary, J. Crew Operating Corp., and member of the Board of Directors of the Company. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

          99.1 Press Release issued by the Company on May 1, 2002.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 J. CREW GROUP, INC.
                                 J. CREW OPERATING CORP.


                                 By  /s/  Scott M. Rosen
                                   ---------------------------------------------
                                     Name:  Scott M. Rosen
                                     Title: Executive Vice-President
                                            and Chief Financial Officer

Date: May 1, 2002

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.         Description
-----------         -----------
99.1                Press release issued by the Company on May 1, 2002.